Exhibit 77(a)(2)


                               ING PARTNERS, INC.

                              ARTICLES OF AMENDMENT

      ING Partners, Inc., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 (hereinafter referred to as the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The Corporation desires to, and does hereby, amend its charter (the "Charter") as currently in effect.

      SECOND: The following series is hereby dissolved: ING American Century Select Portfolio.

      THIRD: The Fifth provision of the Charter is hereby deleted and replaced in its entirety by the following:

            FIFTH: (a) The Corporation has the authority to issue an aggregate of Thirteen Billion, Six Hundred Million (13,600,000,000) shares of Capital Stock (hereinafter referred to as "Shares");

                  (b) Eleven Billion, Six Hundred Million (11,600,000,000) of
            the Shares shall be classified in the following series (each a "Portfolio" and collectively the "Portfolios"):

            Name of Class                                                       Shares Allocated
            -------------                                                       ----------------

            ING American Century Large Company Value Portfolio - Initial Class    100,000,000
            ING American Century Large Company Value Portfolio - Adviser Class    100,000,000
            ING American Century Large Company Value Portfolio - Service Class    100,000,000
            ING American Century Small-Mid Cap Value Portfolio - Initial Class    100,000,000
            ING American Century Small-Mid Cap Value Portfolio - Adviser Class    100,000,000
            ING American Century Small-Mid Cap Value Portfolio - Service Class    100,000,000
            ING Baron Asset Portfolio - Initial Class                             100,000,000
            ING Baron Asset Portfolio - Adviser Class                             100,000,000
            ING Baron Asset Portfolio - Service Class                             100,000,000
            ING Baron Small Cap Growth Portfolio - Initial Class                  100,000,000
            ING Baron Small Cap Growth Portfolio - Adviser Class                  100,000,000
            ING Baron Small Cap Growth Portfolio - Service Class                  100,000,000

            Name of Class                                                         Shares Allocated
            -------------                                                         ----------------

            ING Columbia Small Cap Value II Portfolio - Initial Class               100,000,000
            ING Columbia Small Cap Value II Portfolio - Adviser Class               100,000,000
            ING Columbia Small Cap Value II Portfolio - Service Class               100,000,000
            ING Davis Venture Value Portfolio - Initial Class                       100,000,000
            ING Davis Venture Value Portfolio - Adviser Class                       100,000,000
            ING Davis Venture Value Portfolio - Service Class                       100,000,000
            ING Fidelity(R) VIP Contrafund(R) Portfolio- Initial Class              100,000,000
            ING Fidelity(R) VIP Contrafund(R) Portfolio - Adviser Class             100,000,000
            ING Fidelity(R) VIP Contrafund(R) Portfolio - Service Class             100,000,000
            ING Fidelity(R) VIP Equity-Income Portfolio - Initial Class             100,000,000
            ING Fidelity(R) VIP Equity-Income Portfolio - Adviser Class             100,000,000
            ING Fidelity(R) VIP Equity-Income Portfolio - Service Class             100,000,000
            ING Fidelity(R) VIP Growth Portfolio - Initial Class                    100,000,000
            ING Fidelity(R) VIP Growth Portfolio - Adviser Class                    100,000,000
            ING Fidelity(R) VIP Growth Portfolio - Service Class                    100,000,000
            ING Fidelity(R) VIP Mid Cap Portfolio - Initial Class                   100,000,000
            ING Fidelity(R) VIP Mid Cap Portfolio - Adviser Class                   100,000,000
            ING Fidelity(R) VIP Mid Cap Portfolio - Service Class                   100,000,000
            ING Fundamental Research Portfolio - Initial Class                      100,000,000
            ING Fundamental Research Portfolio - Adviser Class                      100,000,000
            ING Fundamental Research Portfolio - Service Class                      100,000,000
            ING JPMorgan International Portfolio - Initial Class                    100,000,000
            ING JPMorgan International Portfolio - Adviser Class                    100,000,000
            ING JPMorgan International Portfolio - Service Class                    100,000,000
            ING JPMorgan Mid Cap Value Portfolio - Initial Class                    100,000,000
            ING JPMorgan Mid Cap Value Portfolio - Adviser Class                    100,000,000
            ING JPMorgan Mid Cap Value Portfolio - Service Class                    100,000,000
            ING Legg Mason Partners Aggressive Growth Portfolio - Initial Class     100,000,000
            ING Legg Mason Partners Aggressive Growth Portfolio - Adviser Class     100,000,000
            ING Legg Mason Partners Aggressive Growth Portfolio - Service Class     100,000,000
            ING Legg Mason Partners Large Cap Growth Portfolio - Initial Class      100,000,000
            ING Legg Mason Partners Large Cap Growth Portfolio - Adviser Class      100,000,000
            ING Legg Mason Partners Large Cap Growth Portfolio - Service Class      100,000,000
            ING Lord Abbett U.S. Government Securities Portfolio - Initial Class    100,000,000
            ING Lord Abbett U.S. Government Securities Portfolio - Adviser Class    100,000,000
            ING Lord Abbett U.S. Government Securities Portfolio - Service Class    100,000,000


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

            Name of Class                                                             Shares Allocated
            -------------                                                             ----------------

            ING Neuberger Berman Partners Portfolio - Initial Class                     100,000,000
            ING Neuberger Berman Partners Portfolio - Adviser Class                     100,000,000
            ING Neuberger Berman Partners Portfolio - Service Class                     100,000,000
            ING Neuberger Berman Regency Portfolio - Initial Class                      100,000,000
            ING Neuberger Berman Regency Portfolio - Adviser Class                      100,000,000
            ING Neuberger Berman Regency Portfolio - Service Class                      100,000,000
            ING OpCap Balanced Value Portfolio - Initial Class                          100,000,000
            ING OpCap Balanced Value Portfolio - Adviser Class                          100,000,000
            ING OpCap Balanced Value Portfolio - Service Class                          100,000,000
            ING Oppenheimer Global Portfolio- Initial Class                             250,000,000
            ING Oppenheimer Global Portfolio- Adviser Class                             100,000,000
            ING Oppenheimer Global Portfolio- Service Class                             100,000,000
            ING Oppenheimer Strategic Income Portfolio - Initial Class                  100,000,000
            ING Oppenheimer Strategic Income Portfolio - Adviser Class                  100,000,000
            ING Oppenheimer Strategic Income Portfolio - Service Class                  100,000,000
            ING PIMCO Total Return Portfolio - Initial Class                            100,000,000
            ING PIMCO Total Return Portfolio - Adviser Class                            100,000,000
            ING PIMCO Total Return Portfolio - Service Class                            100,000,000
            ING Pioneer High Yield Portfolio - Initial Class                            100,000,000
            ING Pioneer High Yield Portfolio - Adviser Class                            100,000,000
            ING Pioneer High Yield Portfolio - Service Class                            100,000,000
            ING Solution 2015 Portfolio - Initial Class                                 100,000,000
            ING Solution 2015 Portfolio - Adviser Class                                 100,000,000
            ING Solution 2015 Portfolio - Service Class                                 100,000,000
            ING Solution 2015 Portfolio - Class T                                       100,000,000
            ING Solution 2025 Portfolio - Initial Class                                 100,000,000
            ING Solution 2025 Portfolio - Adviser Class                                 100,000,000
            ING Solution 2025 Portfolio - Service Class                                 100,000,000
            ING Solution 2025 Portfolio - Class T                                       100,000,000
            ING Solution 2035 Portfolio - Initial Class                                 100,000,000
            ING Solution 2035 Portfolio - Adviser Class                                 100,000,000
            ING Solution 2035 Portfolio - Service Class                                 100,000,000
            ING Solution 2035 Portfolio - Class T                                       100,000,000
            ING Solution 2045 Portfolio - Initial Class                                 100,000,000
            ING Solution 2045 Portfolio - Adviser Class                                 100,000,000
            ING Solution 2045 Portfolio - Service Class                                 100,000,000
            ING Solution 2045 Portfolio - Class T                                       100,000,000
            ING Solution Income Portfolio - Initial Class                               100,000,000
            ING Solution Income Portfolio - Adviser Class                               100,000,000
            ING Solution Income Portfolio - Service Class                               100,000,000
            ING Solution Income Portfolio - Class T                                     100,000,000
            ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class      250,000,000
            ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Adviser Class      100,000,000


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

            Name of Class                                                           Shares Allocated
            -------------                                                           ----------------

            ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class    100,000,000
            ING T. Rowe Price Growth Equity Portfolio - Initial Class                 100,000,000
            ING T. Rowe Price Growth Equity Portfolio - Adviser Class                 100,000,000
            ING T. Rowe Price Growth Equity Portfolio - Service Class                 100,000,000
            ING Templeton Foreign Equity Portfolio - Initial Class                    100,000,000
            ING Templeton Foreign Equity Portfolio - Adviser Class                    100,000,000
            ING Templeton Foreign Equity Portfolio - Service Class                    100,000,000
            ING Thornburg Value Portfolio - Initial Class                             100,000,000
            ING Thornburg Value Portfolio - Adviser Class                             100,000,000
            ING Thornburg Value Portfolio - Service Class                             100,000,000
            ING UBS U.S. Large Cap Equity Portfolio - Initial Class                   100,000,000
            ING UBS U.S. Large Cap Equity Portfolio - Adviser Class                   100,000,000
            ING UBS U.S. Large Cap Equity Portfolio - Service Class                   100,000,000
            ING UBS U.S. Small Cap Growth Portfolio - Initial Class                   100,000,000
            ING UBS U.S. Small Cap Growth Portfolio - Adviser Class                   100,000,000
            ING UBS U.S. Small Cap Growth  Portfolio - Service Class                  100,000,000
            ING Van Kampen Comstock Portfolio - Initial Class                         100,000,000
            ING Van Kampen Comstock Portfolio - Adviser Class                         100,000,000
            ING Van Kampen Comstock Portfolio - Service Class                         100,000,000
            ING Van Kampen Equity and Income Portfolio - Initial Class                100,000,000
            ING Van Kampen Equity and Income Portfolio - Adviser Class                100,000,000
            ING Van Kampen Equity and Income Portfolio - Service Class                100,000,000

                  (c) Two Billion (2,000,000,000) of the Shares shall be
            unclassified, subject to classification by the Board of Directors pursuant to the authority granted to the Board of Directors in Article EIGHTH of these Articles of Incorporation;

                  (d) the par value of each Share is one-tenth of one cent
            ($0.001);

                  (e) the aggregate par value of all Shares is Thirteen Million,
            Six Hundred Thousand Dollars ($13,600,000).

      FOURTH: The amendment to the Charter herein set forth was duly approved by a majority of the Board of Directors of the Corporation and is limited to changes expressly permitted by ss. 2-605 of the Maryland General Corporation Law to be made without action by the Stockholders of the Corporation.

      FIFTH: The amendment to the Charter herein set forth does not increase the authorized stock of the Corporation.


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

      The undersigned Executive Vice President acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Executive Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

      IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its Executive Vice President and witnessed by its Secretary as of the 17th day of May, 2007.


WITNESS:                                  ING PARTNERS, INC.


/s/ Huey P. Falgout, Jr.                  /s/ Robert S. Naka
--------------------------                -------------------------------
Name: Huey P. Falgout, Jr.                Name: Robert S. Naka
Title: Secretary                          Title: Executive Vice President


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